                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 26, 2007

           MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-F1
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

    Delaware                     333-130545                       13-3416059
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

            250 Vesey Street
   4 World Financial Center, 10th Floor
           New York, New York                                       10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $439,565,336 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class PO, Class IO-1, Class IO-2, Class A-R, Class M-1, Class M-2 and Class M-3 of its Merrill Lynch Alternative Note Asset Trust, Series 2007-F1 Mortgage Pass-Through Certificates on March 26, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2007, as supplemented by the Prospectus Supplement, dated March 23, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Pooling and Servicing Agreement"). The Certificates consist of the following Classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class PO, Class IO-1, Class IO-2, Class A-R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class P Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two groups of certain fixed rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $444,904,297.48 as of March 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and HSBC Bank USA, National Association, as trustee, for Merrill Lynch Alternative Note Asset Trust, Series 2007-F1 Mortgage Pass-Through Certificates.

          99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Assignment, Assumption and Recognition Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and PHH Mortgage Corporation.

          99.3 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

          99.4 Assignment, Assumption and Recognition Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Wachovia Mortgage Corporation.

          99.5 Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and Wachovia Mortgage Corporation.

          99.6 Regulation AB Compliance Addendum to Seller's

               Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and Wachovia Mortgage Corporation.

          99.7 Reconstituted Servicing Agreement, dated as of March 1, 2007, between Merrill Lynch Mortgage Investors, Inc. and Wilshire Credit Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: April 10, 2007


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
    4.1       Pooling and Servicing Agreement, dated as of March 1, 2007, among
              Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo
              Bank, N.A., as securities administrator and master servicer, and
              HSBC Bank USA, National Association, as trustee, for Merrill
              Lynch Alternative Note Asset Trust, Series 2007-F1 Mortgage
              Pass-Through Certificates.

    99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and
              Merrill Lynch Mortgage Investors, Inc., as purchaser.

    99.2      Assignment, Assumption and Recognition Agreement, dated as of
              March 1, 2007, among Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and PHH Mortgage
              Corporation.

    99.3 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc.,
              Cendant Mortgage Corporation and Bishop's Gate Residential
              Mortgage Trust (formerly known as Cendant Residential Mortgage
              Trust).

    99.4      Assignment, Assumption and Recognition Agreement, dated as of
              March 1, 2007, among Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and Wachovia Mortgage
              Corporation.

    99.5 Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, between Merrill Lynch Mortgage Lending, Inc.
              and Wachovia Mortgage Corporation.

    99.6      Regulation AB Compliance Addendum to Seller's Purchase,
              Warranties and Servicing Agreement, dated as of December 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and Wachovia
              Mortgage Corporation.

    99.7 Reconstituted Servicing Agreement, dated as of March 1, 2007, between Merrill Lynch Mortgage Investors, Inc. and Wilshire
              Credit Corporation.